Exhibit 21.1

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
Hersha Hospitality Trust	N/A	MD
Hersha Hospitality Limited Partnership (“HHLP”) (the “Operating Partnership”)	94.9% by Hersha Hospitality Trust (General Partnership Interest) 5.1% by Hersha Affiliates (Limited Partnership Interest)	VA
Hersha Hospitality, LLC (“HH LLC”)	100% by HHLP	VA
44 New England Management Company	100% by HHLP	VA
HHM Leasehold Interests, Inc.	1% by HHLP 99% by Hersha Hospitality Management, LP	VA
HHLP King of Prussia Associates, LP	1% by HHLP King of Prussia, Inc. 99% by HHLP	PA
HHLP King of Prussia, Inc.	100% by HHLP	PA
44 Delaware One, LLC	100% by 44 New England Management Company	DE
HHLP Malvern Associates, LP	1% by HHLP Malvern, Inc. 99% by HHLP	PA
HHLP Malvern, Inc.	100% by HHLP	PA
44 Delaware Two, LLC	100% by 44 New England Management Company	DE
HHLP Oxford Valley Associates, LP	1% by HHLP Oxford Valley, Inc. 99% by HHLP	PA
HHLP Oxford Valley, Inc.	100% by HHLP	PA
44 Delaware Three, LLC	100% by 44 New England Management Company	DE
HHLP Wilmington Associates, LP	1% by HHLP Wilmington, Inc. 99% by HHLP	DE
HHLP Wilmington, Inc.	100% by HHLP	DE
44 Delaware, LLC	100% by 44 New England Management Company	DE
HHLP Bethlehem Associates, L.P.	1% by HHLP Bethlehem, LLC 99% by HHLP	PA
HHLP Bethlehem, LLC	100% by HHLP	PA
HHLP Langhorne One Associates, LLC	1% by HHLP Langhorne One, LLC 99% by HHLP	PA
HHLP Langhorne One, LLC	100% by HHLP	PA
HHLP Scranton Associates, L.P.	.5% by HHLP Scranton, LLC 99.5% by HHLP	PA
HHLP Scranton, LLC	100% by HHLP	PA
HHLP Valley Forge Associates	1% by HH LLC 99% by HHLP	PA
2844 Associates, LP	1% by HH LLC 99% by HHLP	PA
3144 Associates, LP	1% by HH LLC 99% by HHLP	PA
3544 Associates, LP	1% by Hersha Hospitality Limited Liability Company - Danville 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - Danville	100% by HHLP	DE
HHLP Tyson’s Corner Associates, LLC	100% by HHLP	DE
44 Tyson’s Corner, LLC	100% by 44 New England Management Company	DE
Affordable Hospitality Associates, LP	99% by HHLP 1% by Race Street, LLC	PA
Race Street, LLC	100% by HHLP	PA
Philly One TRS, LLC	100% by 44 New England Management Company	PA
944 Associates	1% by Hersha Hospitality Limited Liability Company - Carlisle 99% by HHLP	PA

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
Hersha Hospitality Limited Liability Company - Carlisle	100% by HHLP	DE
2144 Associates - Hershey	1% by Hersha Hospitality Limited Liability Company - Hershey 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - Hershey	100% by HHLP	DE
2144 Associates - Selinsgrove	1% by Hersha Hospitality Limited Liability Company - Selinsgrove 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - Selinsgrove	100% by HHLP	DE
2444 Associates	1% by Hersha Hospitality Limited Liability Company - West Hanover 99% by HHLP	PA
Hersha Hospitality Limited Liability Company - West Hanover	100% by HHLP	DE
44 Framingham Associates, LLC	100% by HHLP	MA
Chelsea Grand East, LLC	1% by Chelsea Grand East Manager, LLC 99% by HHLP	NY
Chelsea Grand East Manager, LLC	100% by HHLP	DE
44 Chelsea Delaware, LLC	100% by 44 New England Management Company	DE
HHLP Franklin Associates, LLC	99% by HHLP 1% by Franklin Managing Member, LLC	MA
44 Franklin Managing Member, LLC	100% by HHLP	MA
HHLP Dartmouth One Associates, LLC	99% by HHLP 1% by 44 Dartmouth One, LLC	MA
44 Dartmouth One, LLC	100% by HHLP	DE
HHLP Dartmouth Two Associates, LLC	99% by HHLP 1% by 44 Dartmouth Two, LLC	MA
44 Dartmouth Two, LLC	100% by HHLP	DE
HHLP Dartmouth Two Holding, LLC	100% by HHLP	DE
HHLP Norwood Associates, LLC	99% by HHLP 1% by 44 Norwood Managing Member, LLC	MA
44 Norwood Managing Member, LLC	100% by HHLP	DE
44 Dartmouth, LLC	100% by 44 New England Management Company	DE
HHLP Brookhaven Associates, LLC	99.5% by HHLP .5% by 44 Brookhaven, LLC	NY
44 Brookhaven, LLC	100% by HHLP	DE
HHLP Hauppauge Associates, LLC	99.5% by HHLP .5% by 44 Hauppauge, LLC	NY
44 Hauppauge, LLC	100% by HHLP	DE
44 Long Island One, LLC	100% by 44 New England Management Company	DE
44 Alexandria Hotel, LLC	100% by HHLP	DE
44 Alexandria Hotel Management, LLC	100% by 44 New England Management Company	DE
44 Edison Associates, LLC	100% by HHLP	NJ
Brentwood Greenbelt, LLC	1% by Hersha Hospitality Greenbelt, LLC 99% by HHLP	VA
Hersha Hospitality Greenbelt, LLC	100% by HHLP	VA
Golden Triangle Greenbelt, LLC	74% by Brentwood Greenbelt, LLC 26% by third parties	MD
44 Greenbelt One, LLC	100% by 44 New England Management Company	DE
44 Greenbelt Two, LLC	100% by 44 New England Management Company	DE

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
44 Laurel Associates, LLC	100% by HHLP	MD
Brisam, LLC	100% by HHLP	NY
44 Brookline Hotel, LLC	100% by HHLP	DE
44 Brookline Management, LLC	100% by 44 New England Management Company	DE
Metro JFK Associates, LLC	1% by Metro JFK Managing Member, LLC 99%by HHLP	NY
Metro JFK Managing Member, LLC	100% by HHLP	NY
44 Metro, LLC	100% by 44 New England Management Company	DE
44 Cambridge Associates, LLC	100% by HHLP	MA
HHLP Bridgewater Associates, LLC	100% by HHLP	DE
44 Bridgewater, LLC	100% by 44 New England Management Company	DE
HHLP Charlotte Associates, LLC	100% by HHLP	DE
44 Charlotte, LLC	100% by 44 New England Management Company	DE
HHLP Gaithersburg Associates, LLC	100% by HHLP	DE
44 Gaithersburg, LLC	100% by 44 New England Management Company	DE
HHLP Pleasant Hill Associates, LLC	100% by HHLP	DE
44 Pleasant Hill, LLC	100% by 44 New England Management Company	DE
HHLP Pleasanton Associates, LLC	100% by HHLP	DE
44 Pleasanton, LLC	100% by 44 New England Management Company	DE
HHLP Scottsdale Associates, LLC	100% by HHLP	DE
44 Scottsdale, LLC	100% by 44 New England Management Company	DE
HHLP White Plains Associates, LLC	100% by HHLP	DE
44 White Plains, LLC	100% by 44 New England Management Company	DE
HHLP Langhorne Two Associates, LP	1% by HHLP Langhorne Two, LLC 99% by HHLP	PA
HHLP Langhorne Two, LLC	100% by HHLP	PA
Seaport Hospitality, LLC	99% by HHLP 1% 320 Pearl Street, Inc.	DE
320 Pearl Street, Inc.	100% by 44 New England Management Company	NY
Seaport TRS, LLC	100% by 44 New England Management Company	DE
HHLP Chester Associates, LLC	100% by HHLP	NY
44 Chester Management, LLC	100% by 44 New England Management Company	DE
The Inn @ Fifth Avenue, LLC	99% by HHLP 1% by HHLP Fifth Avenue Manager, LLC	NY
HHLP Fifth Avenue Manager, LLC	100% by HHLP	DE
44 Hersha Norwich Associates, LLC	99% by HHLP 1% by 44 Norwich Manager, LLC	CT
44 Norwich Manager, LLC	100% by HHLP	DE
44 Norwich, LLC	100% by 44 New England Management Company	DE

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
5444 Associates	99% by HHLP 1% by 44 Duane Street, LLC	PA
44 Duane Street, LLC	100% by HHLP	DE
44 Duane Street Lessee, LLC	100% by 44 New England Management Company	NY
Hersha Camp Springs Associates, LLC	99% by HHLP 1% by Hersha Camp Springs Managing Member, LLC	MD
Hersha Camp Springs Managing Member, LLC	100% by HHLP	MD
Hersha Camp Springs Lessee, LLC	100% by 44 New England Management Company	MD
HHLP Harrisburg Friendship, LP	99% by HHLP 1% by HHLP Harrisburg Friendship GP, LLC	PA
HHLP Harrisburg Friendship GP, LLC	100% by HHLP	PA
44 Harrisburg Friendship Lessee, LLC	100% by 44 New England Management Company	PA
Risingsam Hospitality, LLC	99% by HHLP 1% by Hersha Conduit Associates, LLC	NY
Hersha Conduit Associates, LLC	100% by HHLP	NY
HHLP Conduit Lessee, LLC	100% by 44 New England Management Company	NY
44 Hersha Smithfield, LLC	99% by HHLP 1% by Hersha Smithfield Managing Member, LLC	RI
Hersha Smithfield Managing Member, LLC	100% by HHLP	DE
Hersha Smithfield Lessee, LLC	100% by 44 New England Management Company	DE
HHLP Smith Street Holding, LLC	99% by HHLP 1% by HHLP Smith Street Managing Member, LLC	NY
HHLP Smith Street Managing Member, LLC	100% by HHLP	NY
HHLP Smith Street Associates, LLC	100% by HHLP Smith Street Holding, LLC	NY
44 Smith Street Lessee, LLC	100% by 44 New England Management Company	NY
York Street LLC	100% by HHLP York Street, LLC	NY
HHLP York Street, LLC	100% by HHLP	DE
York Street Lessee DE, LLC	100% by 44 New England Management Company	DE
44 West Haven Hospitality, LLC	100% by HHLP	CT
Sawmill Three, LLC	99% by HHLP 1% by 44 West Haven Hospitality, LLC	CT
Sawmill Lessee, LLC	100% by 44 New England Management Company	DE
44 Carlisle Associates	1% by Hersha Hospitality, LLC 99% by HHLP	PA
PRA Glastonbury Management, LLC	100% by HHLP	CT
PRA Glastonbury, LLC	1% by PRA Glastonbury Management, LLC 99% by HHLP	DE
Hersha PRA TRS, Inc.	100% by 44 New England Management Company	DE
HHLP Duo One Associates, LLC	1% by HHLP 99% by HHLP Duo One Managing Member, LLC	NY
HHLP Duo One Managing Member, LLC	100% by HHLP	DE
HHLP Duo One Lessee, LLC	100% by 44 New England Management Company	DE
HHLP Duo Three Associates, LLC	1% by HHLP 99% by HHLP Duo Three Managing Member, LLC	DE
HHLP Duo Three Manager, LLC	100% by HHLP	DE

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
HHLP Duo Three Lessee, LLC	100% by 44 New England Management Company	DE
HHLP Duo Two Associates, LLC	1% by HHLP 99% by HHLP Duo Two Managing Member, LLC	NY
HHLP Duo Two Managing Member, LLC	100% by HHLP	DE
HHLP Duo Two Lessee, LLC	100% by 44 New England Management Company	DE
HHLP Wall Street Lessee, LLC	100% by 44 New England Management Company	DE
HHLP Wall Street Manager, LLC	100% by HHLP	DE
Maiden Hotel LLC	1% by HHLP Wall Street Manager, LLC 99% by HHLP	NY
HHLP DC Convention Center Lessee, LLC	100% by 44 New England Management Company	DE
HHLP DC Convention Center Manager, LLC	100% by HHLP	DE
HHLP DC Convention Center Associates, LLC	1% by HHLP DC Convention Center Manager, LLC 99% by HHLP	DE
HHLP Water Street Associates, LLC	1% by HHLP Water Street Manager, LLC 99% by HHLP	DE
HHLP Water Street Manager, LLC	100% by HHLP	DE
HHLP Water street Lessee, LLC	100% by 44 New England Management Company	NY
HHLP Parkside Manager LLC	100% by HHLP
HHLP Parkside Associates LLC	1% by HHLP Parkside Manager LLC 99% by HHLP
HHLP Parkside Lessee LLC	100% by 44 New England Management Company
LTD Associates One, LLC	75% by HHLP 25% by third parties 0% by LTDO, LLC	VA
LTDO, LLC	75% by HHLP 25% by third parties	VA
HT LTD Williamsburg, LLC	75% by 44 New England Management Company 25% by third parties	DE
LTD Associates Two, LLC	75% by HHLP 25% by third parties 0% by LTDT, LLC	VA
LTDT, LLC	75% by HHLP 25% by third parties	VA
HT LTD Williamsburg Two, LLC	75% by 44 New England Management Company 25% by third parties	VA
Inn America Hospitality at Ewing, LLC	50% by HHLP 50% by third parties	NJ
HT Inn America TRS, Inc.	100% Inn America Hospitality at Ewing, LLC	DE
SB Partners, LLC	49.9% by HHLP Boston Two, LLC 50.1% by third parties	MA
HHLP Boston Two, LLC	100% by HHLP	MA
South Bay Sandeep, LLC	100% by SB Partners, LLC	MA
HHLP South Boston Lending Services, LLC	100% by HHLP	MA
Hiren Boston, LLC	49.9% by HHLP Boston One, LLC 50.1% by third parties	MA
HHLP Boston One, LLC	100% by HHLP	MA
South Bay Boston, LLC	49.9% by 44 New England Management Company 50.1% by third parties	DE
Metro 29th Street Associates, LLC	50% by H Metro Delaware, LLC 50% by third party	NY
H Metro Delaware, LLC	100% by HHLP	DE
Metro 29th Sublessee, LLC	50% by 44 New England Management Company 50% by third party	NY

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
Mystic Partners, LLC	Varying Percentages (based on certain assets owned by Mystic Partners, LLC) by HHLP and by third parties	DE
Mystic Partners Leaseco, LLC	Varying Percentages (based on certain assets owned by Mystic Partners Leaseco, LLC) by 44 New England Management Company and third parties	DE
Mystic Special Purpose Corp.	100% by Mystic Partners, LLC	DE
315 Trumbull Street Associates, LLC	88% by Mystic Partners, LLC 12% by a third party	CT
HT-315 Trumbull Street Associates, LLC	88% by Mystic Partners Leaseco, LLC 12% by a third party	DE
Adriaen’s Landing Hotel, LLC	95.662% by Mystic Partners, LLC 0.651% by HHLP 3.687% by a third party	CT
HT-Adriaen’s Landing Hotel TRS, LLC	95.662% by Mystic Partners Leaseco, LLC 0.651% by 44 New England Management Company 3.687% by a third party	DE
Danbury Suites, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
HT-Danbury Suites TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
Waterford Suites, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
HT-Waterford Suites TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
Warwick Lodgings, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
HT-Warwick Lodgings TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
Norwich Hotel, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
HT-Norwich Hotel TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
Whitehall Mansion Partners, LLC	100% by Mystic Partners, LLC	CT
HT-Whitehall Mansion Partners TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
Southington Suites, LLC	66% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp. 33% by a third party	CT
HT-Southington Suites TRS, LLC	66% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp. 33% by a third party	DE
790 West Street, LLC	67% by Mystic Partners, LLC 33% by a third party	CT
Exit 88 Hotel, LLC	99.9% by Mystic Partners, LLC 0.1% by Mystic Special Purpose Corp.	CT
HT-Exit 88 Hotel TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
H Eighth Avenue Associates, LLC	100% by HHLP	NY
H Nevins Street Associates, LLC	99% by HHLP 1% by HHLP Nevins Street Manager, LLC	NY
HHLP Nevins Street Manager, LLC	100% by HHLP	DE
HHLP Malvern Associates 2,LP	99% by HHLP 1% by HHLP Malvern 2, LLC	PA
HHLP Malvern 2, LLC	100% by HHLP	PA
44 Hartford Associates, LLC	100% by HHLP	CT